                                                                    EXHIBIT 99.2

                        STERICYCLE, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



         The following unaudited pro forma consolidated financial statements of the Company present the unaudited pro forma consolidated statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 and the unaudited pro forma consolidated balance sheet at September 30, 1998. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1997 gives pro forma effect to the Company's acquisition of the outstanding common stock and junior secured indebtedness of Med-Tech Environmental Limited ("Med-Tech") as if such transactions had occurred on January 1, 1997. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 1998 gives pro forma effect to the acquisition of the outstanding common stock and junior secured indebtedness of Med-Tech as if such transactions occurred on January 1, 1998. The unaudited pro forma consolidated balance sheet gives pro forma effect to the acquisition of the outstanding common stock and junior secured indebtedness of Med-Tech as if such transactions occurred on September 30, 1998. The unaudited pro forma consolidated financial statements presented herein are based on the assumptions and adjustments described herein and in the accompanying notes. The unaudited pro forma consolidated statements of operations do not purport to represent what the Company's results of operations would have been if the events described above had occurred as of the dates indicated or what such results will be for any future periods. The unaudited pro forma consolidated financial statements are based on assumptions and adjustments that the Company believes are reasonable. The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with the Company's historical financial statements, including the notes thereto, included in its Annual Report on Form 10-K for the year ended December 31, 1997 and in its Current Report on Form 10-Q for the quarter ended September 30, 1998, as filed with the Securities and Exchange Commission, and Med-Tech's historical financial statements, including the notes thereto, for the years ended March 31, 1998 and 1997, which are included elsewhere in this Report.




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

                        STERICYCLE, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                       HISTORICAL                     PRO FORMA
                                                              ---------------------------             ADJUST-
                                                                COMPANY          MED-TECH (1)          MENTS (2)          PRO FORMA
                                                              ----------        ---------            -----------         -----------

Revenues..................................................    $ 46,166         $   7,835                   -             $  54,001

Costs and expenses:

 Costs of revenues........................................      34,109             4,937                   -                39,046

 Selling, general and administrative
  expenses................................................      10,671             2,511                 121  (2)           13,303

 Write-off of financing and related
  costs...................................................           -             1,853                (820) (3)            1,033

Loss from shut-down of operations.........................           -               869                   -                   869
                                                              --------         ---------            --------             ---------
  Total costs and expenses................................      44,780            10,170                (699)               54,251
                                                              --------         ---------            --------             ---------
Income (loss) from operations ............................       1,386            (2,335)                699                  (250)

Other income (expense):

 Interest income..........................................         618                 -                   -                   618

 Interest expense.........................................        (428)           (1,047)                412 (4)           (1,062)

 Other income (expense)...................................           -                16                   -                    16
                                                              --------         ---------            --------             ---------
  Total other income (expense)............................         190            (1,031)                412                  (428)
                                                              --------         ---------            --------             ---------
Income (loss) before income taxes.........................       1,576            (3,366)              1,111                  (679)

Income tax expense........................................         146                 -                                       146
                                                              --------         ---------            --------             ---------
Net income (loss).........................................    $  1,430         $  (3,366)           $  1,111             $    (825)
                                                              ========         =========            ========             =========
Weighted average shares
 outstanding-basic........................................      10,580                                    45 (5)            10,626
                                                              ========                              ========             =========
Basic net income (loss) per share.........................    $   0.14                                                   $   (0.08)
                                                              ========                                                   =========
Weighted average number of
 common shares and common shares
 and common stock equivalent shares
 outstanding..............................................      11,234                                    45 (5)            11,279
                                                              ========                              ========             =========
Diluted net income (loss) per share.......................    $   0.13                                                   $   (0.07)
                                                              ========                                                   =========


--------------------

(1) The statement of operations data for Med-Tech for the year ended December 31, 1997 represent the historical results of operations of Med-Tech for its fiscal year ended March 31, 1998 and have been converted to U.S. dollars using the average exchange rate of Canadian $1.4018 for U.S. $1.00 for the fiscal year ended March 31, 1998. The acquisition of Med-Tech has been accounted for as a purchase. Accordingly, the results of operations of Med-Tech will be included in the Company's results of operations from the date of acquisition. See the financial statements of Med-Tech appearing elsewhere in this Report.

     (2) The adjustment to selling, general and administrative expenses consists of an increase in amortization of goodwill of $113,000 from the acquisition of Med-Tech over a 25-year period, as if Med-Tech had been acquired on January 1, 1997, and includes the effects of increased amortization of goodwill of $8,000 resulting from differences in accounting principles generally accepted in Canada and the United States, as discussed in Note (3).

     (3) The historical statement of operations of Med-Tech for the year ended March 31, 1998 include certain legal and financing costs incurred to complete and obtain financing for its acquisition on April 4, 1997 of Laidlaw Medical Services, Ltd. and Laidlaw Medical Services, Inc. (together, "Laidlaw"). Under accounting principles generally accepted in Canada, these costs have been expensed as incurred in the statement of operations for the year ended March 31, 1998. For accounting principles generally accepted in the United States and for purposes of this pro forma consolidated statement of operations, these costs have been deferred and are being amortized on a straight-line basis over 25 years for the legal fees and over the life of the related loan agreement for the financing costs.

     (4) The adjustment to interest expense reflects the following: (a) additional interest, net of reduced commitment fees, of $442,000 that would have been incurred had the Company borrowed the $5,530,000 required to fund the acquisition of the common stock and junior secured indebtedness of Med-Tech under its credit agreement with LaSalle National Bank, N.A. on January 1, 1997 at an interest rate of 8.25% in effect on the related credit facility; (b) reduced interest expense of $894,000 that would not have been incurred had the Company purchased on January 1, 1997 the junior secured indebtedness of Med-Tech with a face value of $3,576,000 and interest rate of 25%; and
         (c) increased amortization of deferred financing costs of $39,000 from January 1, 1997 resulting from differences in accounting principles generally accepted in Canada and the United States, as discussed in Note (3).

     (5) Shares used in the computation of pro forma basic net income (loss) per share and pro forma diluted net income (loss) per share give effect to the issuance of 45,440 shares of Common Stock by the Company as consideration for the purchase of the common stock and the junior secured indebtedness of Med-Tech, assuming that such shares were issued on January 1, 1997.

                        STERICYCLE, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                       HISTORICAL                     PRO FORMA
                                                              ---------------------------             ADJUST-
                                                                COMPANY          MED-TECH (1)          MENTS              PRO FORMA
                                                              ----------        ---------            -----------         -----------
Revenues .............................................        $  44,759           $ 5,985                   --             $ 50,744

Costs and expenses:

 Costs of revenues ...................................           30,492             4,283                   --               34,775

 Selling, general and administrative
  expenses ...........................................           10,151             1,799                   91 (2)           12,021
                                                              ---------           -------              -------             --------
  Total costs and expenses ...........................           40,643             6,052                   91               46,796
                                                              ---------           -------              -------             --------
Income (loss) from operations ........................            4,116               (78)                 (91)               3,947

Other income (expense):

 Interest income .....................................              308                --                   --                  308

 Interest expense ....................................             (242)             (834)                 309 (3)             (767)

 Other income (expense) ..............................               20               (53)                  --                  (33)
                                                              ---------           -------              -------             --------
  Total other income (expense) .......................               86              (888)                 309                 (492)
                                                              ---------           -------              -------             --------
Income (loss) before income taxes ....................            4,202              (965)                 218                3,455

Income tax expense ...................................              781                --                   --                  781
                                                              ---------           -------              -------             --------
Net income ...........................................        $   3,421           $  (965)             $   218             $  2,674
                                                              =========           =======              =======             ========
Weighted average shares
 outstanding--basic ..................................           10,580                                     45 (4)           10,625
                                                              =========                                =======             ========
Basic net income per share ...........................        $    0.32                                                    $   0.25
                                                              =========                                                    ========
Weighted average number of
 common shares and  and common stock equivalent
 shares outstanding ..................................           11,234                                     45 (4)           11,279
                                                              =========                                =======             ========
Diluted net income per share .........................        $    0.30                                                    $   0.24
                                                              =========                                                    ========

---------------------

(1) The statement of operations data for Med-Tech for the nine months ended September 30, 1998 represent the historical results of operations of Med-Tech from January 1, 1998 through September 30, 1998 and have been converted to U.S. dollars using the average exchange rate of Canadian $1.4692 for U.S. $1.00 for the period from January 1, 1998 to September 30, 1998. The acquisition of Med-Tech has been accounted for as a purchase. Accordingly, the results of operations of Med-Tech will be included in the Company's results of operations from the date of acquisition.

(2) The adjustment to selling, general and administrative expenses consists of an increase in amortization of goodwill of $85,000 from the acquisition of Med-Tech over a 25-year period, as if Med-Tech had been acquired on January 1, 1998, and includes the effects of increased amortization of goodwill of $6,000 resulting from differences in accounting principles generally accepted in Canada and the United States, as discussed in Note (3) to the unaudited pro forma consolidated statement of operations for the year ended December 31, 1997.

(3) The adjustment to interest expense reflects the following: (a) additional interest, net of reduced commitment fees, of $332,000 that would have been incurred had the Company borrowed the $5,530,000 required to fund the acquisition of the common stock and junior secured indebtedness of Med-Tech under its credit agreement with LaSalle National Bank, N.A. on January 1, 1998 at an interest rate of 8.25% on the related credit facility; (b) reduced interest expense of $671,000 that would not have been incurred had the Company purchased on January 1, 1998 the junior secured indebtedness of Med-Tech with a face value of $3,576,000 and interest rate of 25%; and (c) increased amortization of deferred financing costs of $29,000 from January 1, 1997 resulting from differences in accounting principles generally accepted in Canada and the United States, as discussed in Note (3) to the unaudited pro forma consolidated statement of operations for the year ended December 31, 1997.

(4) Shares used in the computation of pro forma basic net income (loss) per share and pro forma diluted net income (loss) per share give effect to the issuance of 45,440 shares of Common Stock by the Company as consideration for the purchase of the common stock and the junior secured indebtedness of Med-Tech, assuming that such shares were issued on January 1, 1998.

                        STERICYCLE, INC. AND SUBSIDIARIES
                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                                 (in thousands)

                                              HISTORICAL     PRO FORMA
                                        -------------------- ADJUST-
                                        COMPANY MED-TECH (1)  MENTS   PRO FORMA
                                        ------- ------------ -------- ---------
ASSETS

Current assets:
 Cash and cash equivalents .........   $   775     $   --     $ (160)   $   615
 Short-term investments ............     2,335         --         --      2,335
 Accounts receivable, net ..........    10,902      1,542         --     12,444
 Parts and supplies ................     1,037        109         --      1,146
 Prepaid expenses ..................       528        180         --        708
 Other .............................     2,087         --         --      2,087
                                       -------     ------     ------    -------
  Total current assets .............    17,664      1,831       (160)    19,355
Property, plant and equipment, net .    12,043        971         --     13,014
Goodwill, net ......................    36,796      5,515      2,836     45,147
Other ..............................     1,680        341         --      2,021
                                       -------     ------     ------    -------
    Total assets ...................   $68,163     $8,659     $2,676    $79,518
                                       =======     ======     ======    =======

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Current portion of long-term debt .   $ 6,281     $7,167     $1,954    $15,402
 Accounts payable and accrued
  liabilities ......................     7,422      1,491         --      8,913
 Deferred revenue ..................       663         --         --        663
                                       -------     ------     ------    -------
  Total current liabilities ........   $14,366     $8,659     $1,954    $24,979
Long-term debt .....................     3,246         --         --      3,246
Other liabilities ..................        21         --         --         21
Shareholders' equity (deficit):
 Common stock ......................       107      4,043     (3,975)       175
 Additional paid-in capital ........    85,087         --        722     86,079
 Notes receivable ..................        (4)        --         --         (4)
 Accumulated deficit ...............   (34,640)    (4,043)     3,976    (34,707)
                                       -------     ------     ------    -------
  Total shareholders' equity .......    50,550         --        722     51,272
                                       -------     ------     ------    -------
    Total liabilities and
    shareholders' equity ...........   $68,183     $8,659     $2,676    $79,518
                                       =======     ======     ======    =======

(1) The historical balance sheet data for Med-Tech has been converted to U.S. dollars using an exchange rate of Canadian $1.5262 for U.S. $1.00 effective as of September 30, 1998.

(2) Reflects the allocation of the purchase price of the acquisition of the common stock and junior secured indebtedness of Med-Tech to the underlying fair value of the net assets acquired and the issuance of 45,440 shares of the Company's Common Stock, and incremental borrowings of $5,530,000 under the Company's credit facility with LaSalle National Bank, N.A., to fund the purchase price. The allocation of the purchase price is preliminary. The Company is in the process of determining the fair value of the acquired property, plant and equipment, but does not expect the final adjustments to the purchase price allocation to be material.